UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
____________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 12, 2026
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Mirum Pharmaceuticals, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-38981	83-1281555
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

989 East Hillsdale Boulevard Suite 300
Foster City, California		94404
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (650) 667-4085
N/A
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	MIRM	Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.
Announcement of Data from the Phase 3 EXPAND Study of LIVMARLI (maralixibat) in Ultra-Rare Cholestatic Liver Diseases
On October 12, 2026, Mirum Pharmaceuticals, Inc. (the “Company”) announced topline results from the Phase 3 EXPAND study evaluating LIVMARLI (maralixibat) (“Livmarli”) for the treatment of cholestatic pruritus in patients aged 6 months or older with ultra-rare cholestatic liver diseases, including biliary atresia (“BA”). The study met its primary endpoint and achieved statistical significance across all five prespecified secondary endpoints, including the three endpoints in patients with BA and a native liver.
The Phase 3 EXPAND study enrolled 52 patients, including 46 pediatric and six adult patients, who were randomized during the 20-week double-blind period to treatment with maralixibat 285 µg/kg twice daily (“BID”) or placebo.
Treatment with maralixibat demonstrated a statistically significant improvement in pruritus compared with placebo in the primary analysis population of pediatric patients. Maralixibat resulted in a mean 1.81-point improvement from baseline in average worst-daily ItchRO(Obs) severity score during Weeks 13-20 compared with a 0.83-point improvement for placebo, corresponding to a placebo-adjusted treatment difference of 0.98 points (p=0.0004). Maralixibat also resulted in a 70.1% reduction from baseline in serum bile acids (“sBA”), compared with 3.5% for placebo, corresponding to a 69.0% treatment effect versus placebo (p<0.0001). Key efficacy data from the Phase 3 EXPAND study are presented below in the “Efficacy Results” table.
Safety findings in the Phase 3 EXPAND study were consistent with prior clinical experience with maralixibat and no new safety signals were observed. Key safety data from the Phase 3 EXPAND study are presented below in the “Safety Summary” table.
The Company plans to submit a supplemental New Drug Application in the United States in the first half of 2027 based on the Phase 3 EXPAND study results.
Efficacy Results – Primary and Secondary Endpoints

	Maralixibat 285 µg/kg BID	Placebo	Treatment Effect (MRX-PBO)	p-value
OVERALL STUDY ANALYSES
Primary Endpoint: Change in ItchRO(Obs) severity score (SE)[b]	-1.81 (0.18)[a]	-0.83 (0.18)[a]	-0.98	0.0004
All Pediatric Population	n=22	n=24
Percentage of days with pruritus improvement	86.0%	49.1%	36.9%	0.0008
All Pediatric Population	n=22	n=24
Relative % change from baseline in total sBA	-70.1%	-3.5%	-69.0%[c]	<0.0001
Overall Population	n=25	n=27
BILIARY ATRESIA (BA) WITH NATIVE LIVER SUBGROUP
Change in ItchRO(Obs) severity score (SE)[b]	-2.16 (0.21)[a]	-1.01 (0.18)[a]	-1.15	0.0002
	n=11	n=14
Percentage of days with pruritus improvement	96.4%	52.2%	44.1%	0.0045
	n=11	n=14
Relative % change from baseline in total sBA	-75.5%	-9.0%	-73.1%[c]	<0.0001
	n=11	n=14
a LS means (SE). LS mean, SE, and p-values are from MMRM model.
b ItchRO(Obs) = Itch Reported Outcome (Observer) is a Worst Itch 0-4 numerical rating scale.
c sBA treatment effects were estimated using log-transformed values and back-transformed to the original scale; therefore, they are not calculated as the arithmetic difference between treatment groups.
The primary endpoint represents change from baseline to the average of Weeks 13-20. Serum bile acid (sBA) endpoints represent change from baseline to the average of Weeks 12 and 20. Pruritus improvement was defined over Weeks 13-20 as a worst-daily ItchRO(Obs) score ≤1 or a decrease of ≥1 point from baseline. The All Pediatric Population included randomized participants aged 18 years or younger who received at least one dose of study drug and had at least one ItchRO(Obs) score.
Safety Summary – 20-Week Double-Blind Period
The safety population includes all randomized participants who received at least one dose of maralixibat or placebo; participants were analyzed according to the treatment received.

Participants with, n (%)	Maralixibat 285 µg/kg BID (n=25)	Placebo (n=27)
Any treatment-emergent adverse event (“TEAE”)	24 (96.0)	26 (96.3)
Grade 3 or higher TEAEs	6 (24.0)	6 (22.2)
Related to study drug	1 (4.0)	0
Serious TEAEs	5 (20.0)	5 (18.5)
TEAE that led to death	0	0
TEAE that led to premature discontinuation from study	1 (4.0)	0
TEAEs of interest
Diarrhea	16 (64.0)	3 (11.1)
Abdominal pain	5 (20.0)	4 (14.8)
ALT increased	2 (8.0)	1 (3.7)
Serious adverse events (“SAEs”) in MRX-treated patients: pneumonia, pyrexia, large intestine infection, acute kidney injury, viral infection with bronchiolitis; none related. SAEs in placebo-treated patients: pneumonia, pancytopenia, sepsis, forearm fracture, cholangitis.
Patient Population Information
The Company believes the prevalent patient population in the United States and Europe for Livmarli for cholestatic pruritus in patients with Alagille syndrome (“ALGS”) is approximately 4,000 - 5,500 pediatric ALGS patients, and of that prevalent population, approximately 2,000 pediatric ALGS patients are addressable, which, based on the Company’s current expectations and beliefs, represents a greater than $500.0 million market opportunity. ALGS is estimated to impact one out of every 30,000 births globally.
The Company believes the addressable patient population in the United States and Europe for Livmarli for cholestatic pruritus in patients with progressive familial intrahepatic cholestasis (“PFIC”) is approximately 1,000 pediatric PFIC patients and more than 4,000 adult PFIC patients.
The Company believes the addressable patient population in the United States and Europe for Livmarli for BA is approximately 2,000 BA patients.
The Company estimates that approximately 300 patients have been diagnosed in the United States with fibrodysplasia ossificans progressiva (“FOP”) and that the prevalent patient population worldwide is approximately 900 FOP patients.
Forward-Looking Statements
Certain statements contained in this report are forward-looking statements that involve a number of risks and uncertainties. Such forward-looking statements include, without limitation, statements regarding clinical relevance of maralixibat efficacy in real world settings for patients with cholestatic pruritus in settings covered by the Phase 3 EXPAND study, expectations regarding maralixibat ongoing development following the Phase 3 EXPAND study, the commercial impact of any additional maralixibat regulatory approvals, any potential regulatory submission timelines based upon the Phase 3 EXPAND study data, the estimated total addressable markets for the Company’s approved medicines and product candidates, and assumptions regarding the prevalence of the diseases the Company’s approved medicines and product candidates are designed to target. The inclusion of forward-looking statements should not be regarded as a representation by the Company that any of these results will be achieved. Actual results may differ from those set forth in this report due to the risks and uncertainties associated with research and development of pharmaceutical product candidates, as well as risks and uncertainties inherent in the Company’s business, including those described in the Company’s other filings with the U.S. Securities and Exchange Commission. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and the Company undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement. This caution is made under the safe harbor provisions of Section 21E of the Private Securities Litigation Reform Act of 1995.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Mirum Pharmaceuticals, Inc.

Date: October 13, 2026	By:	/s/ Christopher Peetz
Christopher Peetz
Chief Executive Officer